Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

AMENDMENT No. 8 TO PURCHASE AGREEMENT DCT-014/2004

This Amendment No. 8 to Purchase Agreement DCT-014/2004, dated as of February 28, 2005 (“Amendment No. 8”) relates to the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 8 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 8 sets forth additional agreement between Embraer and Buyer relative to the [*] delivery [*].

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 8, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 8 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 8 shall control.

WHEREAS, in connection with the Parties’ agreement above mentioned, the Parties have now agreed to amend the Purchase Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1. Delivery: The table containing the delivery schedule in Article 5.1 of the Purchase Agreement shall be deleted in its entirely and replaced with the following:

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* Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

“Firm A/C	Delivery Month	[*]	Firm A/C	Delivery Month	[*]
1	Sep 2004	[*]	21	[*]	[*]
2	[*]	[*]	22	[*]	[*]
3	[*]	[*]	23	[*]	[*]
4	[*]	[*]	24	[*]	[*]
5	[*]	[*]	25	[*]	[*]
6	[*]	[*]	26	[*]	[*]
7	[*]	[*]	27	[*]	[*]
8	[*]	[*]	28	[*]	[*]
9	[*]	[*]	29	[*]	[*]
10	[*]	[*]	30	[*]	[*]
11	[*]	[*]	31	[*]	[*]
12	[*]	[*]	32	[*]	[*]
13	[*]	[*]	33	[*]	[*]
14	[*]	[*]	34	[*]	[*]
15	[*]	[*]	35	[*]	[*]
16	[*]	[*]	36	[*]	[*]
17	[*]	[*]	37	[*]	[*]
18	[*]	[*]	38	[*]	[*]
19	[*]	[*]	39	Feb 2006	[*]
20	[*]	[*]

2. Miscellaneous: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 8 shall remain valid in full force and effect without any change.

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* Confidential

CONFIDENTIAL

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 8 to Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.
/s/ Satoshi Yokata	/s/ Lars-Erik Arnell

Name: Satoshi Yokata Title: Executive Vice President Development and Industry	Name: Lars-Erik Arnell Title: Vice President

/s/ Flavio Rimoli	Date: February 28, 2005
Place: Indianapolis, IN, USA
Name: Flavio Rimoli Title: Sr. Vice President Airline Market Date: February 28, 2005 Place: Sao Jose Dos Campos, SP, Brazil

Witness: /s/ Carlos Martins Dutra	Witness: /s/ Jeffrey B. Jones

Name: Carlos Martins Dutra	Name: Jeffrey B. Jones